                                                                      EXHIBIT 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:                1/1/2004
COLLECTION PERIOD ENDING:                  1/31/2004
PREV. DISTRIBUTION/CLOSE DATE:             1/12/2004
DISTRIBUTION DATE:                         2/12/2004
DAYS OF INTEREST FOR PERIOD:                      31
DAYS OF COLLECTION PERIOD                         31
MONTHS SEASONED:                                  18

                                                                        ORIGINAL
PURCHASES                UNITS     CUT-OFF DATE     CLOSING DATE      POOL BALANCE
---------                -----     ------------     ------------      ------------
INITIAL PURCHASE         57,520     7/31/2002         8/21/2002      879,123,207.32
SUB. PURCHASE #1
SUB. PURCHASE #2
                         ------     ---------         ---------      --------------
TOTAL                    57,520                                      879,123,207.32
                         ------     ---------         ---------      --------------

I.       ORIGINAL DEAL PARAMETERS

                                                          DOLLAR AMOUNT                    # OF CONTRACTS
                                                         ----------------                  --------------
         Original Portfolio :                            $ 879,123,207.32                      57,520

                                                                                                                      LEGAL FINAL
         Original Securities:                            DOLLAR AMOUNT                       COUPON                     MATURITY
         --------------------                            -------------                       ------                   -----------
           Class A-1 Notes                              $ 202,000,000.00                    1.72313%                   9/12/2003
           Class A-2 Notes                                231,000,000.00                    1.99000%                   1/12/2006
           Class A-3 Notes                                187,000,000.00                    2.62000%                   2/12/2007
           Class A-4 Notes                                206,374,000.00                    3.24000%                   8/12/2009
           Class B Notes                                   52,749,207.32                    8.00000%                   8/12/2009
                                                        ----------------
               Total                                    $ 879,123,207.32

II.      COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

(1)      Beginning of period Aggregate Principal Balance                                                   (1) 527,610,188.39
                                                                                                              ---------------

(2)      Subsequent Receivables Added                                                                      (2)             --
                                                                                                              ---------------

         Monthly Principal Amounts


           (3)   Principal Portion of Scheduled Payments Received         (3) 8,610,364.80
                                                                             -------------
           (4)   Principal Portion of Prepayments Received                (4) 5,844,251.83
                                                                             -------------
           (5)   Principal Portion of Liquidated Receivables              (5) 6,505,402.51
                                                                             -------------
           (6)   Aggregate Amount of Cram Down Losses                     (6)           --
                                                                             -------------
           (7)   Other Receivables adjustments                            (7)           --
                                                                             -------------

           (8)   Total Principal Distributable Amounts                                                     (8)  20,960,019.14
                                                                                                              ---------------

(9)      End of Period Aggregate Principal Balance                                                         (9) 506,650,169.25
                                                                                                              ===============

(10)     Pool Factor  (Line 9 / Original Pool Balance)                                                     (10)       57.6313%
                                                                                                               ==============

III.     COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                   ------------------------------------------------------------------------------------------------
                                     CLASS A-1         CLASS A-2       CLASS A-3        CLASS A-4      CLASS B           TOTAL
                                   ------------------------------------------------------------------------------------------------
(11)     Original Note Balance     $202,000,000.00  231,000,000.00  187,000,000.00  206,374,000.00  52,749,207.32  $879,123,207.32
                                   ------------------------------------------------------------------------------------------------
(12)     Beginning of period Note
         Balance                                --   70,922,965.78  187,000,000.00  206,374,000.00             --   464,296,965.78
                                   ------------------------------------------------------------------------------------------------
(13)     Noteholders' Principal
         Distributable Amount                   --   18,444,816.84              --              --             --    18,444,816.84
(14)     Class A Noteholders'
         Accelerated Principal
         Amount                                 --              --              --              --                              --
(15)     Class A Noteholders'
         Principal Carryover
         Amount                                 --              --              --              --                              --
(16)     Policy Claim Amount                    --              --              --              --                              --
                                   ------------------------------------------------------------------------------------------------
(17)     End of period Note
         Balance                                --   52,478,148.94  187,000,000.00  206,374,000.00             --   445,852,148.94
                                   ================================================================================================
(18)     Note Pool Factors
         (Line 17/Line 11)                  0.0000%        22.7178%       100.0000%       100.0000%        0.0000%         50.7155%
                                   ------------------------------------------------------------------------------------------------
(19)     Class A Noteholders'
         Ending Note Balance        445,852,148.94

(20)     Class B Noteholders'
         Ending Note Balance                    --

(21)     Class A Noteholders'
         Beginning Note Balance     464,296,965.78

(22)     Class B Noteholders'
         Beginning Note Balance                 --

(23)     Total Noteholders
         Principal Distribution
         for Collection Period       18,444,816.84

(24)     Total Noteholders
         Interest Distribution
         for Collection Period        1,083,107.05

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


IV.      CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

  (25)   Total Monthly Principal Collection Amounts                                                            (25)  20,960,019.14
                                                                                                                   ---------------
  (26)   Required Pro Forma Class A Note Balance (88% x Line 9)                         (26) 445,852,148.94
                                                                                            ---------------
  (27)   Pro Forma Class A Note Balance (Line 21 - Line 8)                              (27) 443,336,946.64
                                                                                            ---------------
  (28)   Step-Down Amount (Max of 0 or (Line 26 - Line 27))                             (28)   2,515,202.30           2,515,202.30
                                                                                            ---------------        ---------------
  (29)   Principal Distribution Amount (Line 25 - Line 28)                                                     (29)  18,444,816.84
                                                                                                                   ===============

V.       RECONCILIATION OF COLLECTION ACCOUNT:

      AVAILABLE FUNDS

      (30)   Interest Collections                                                       (30)   8,327,017.62
                                                                                            ---------------
      (31)   Repurchased Loan Proceeds Related to Interest                              (31)             --
                                                                                            ---------------
      (32)   Principal Collections                                                      (32)   8,610,364.80
                                                                                            ---------------
      (33)   Prepayments in Full                                                        (33)   5,844,251.83
                                                                                            ---------------
      (34)   Prepayments in Full Due to Administrative Repurchases                      (34)             --
                                                                                            ---------------
      (35)   Repurchased Loan Proceeds Related to Principal                             (35)             --
                                                                                            ---------------
      (36)   Collection of Supplemental Servicing - Extension and Late Fees             (36)     239,303.14
                                                                                            ---------------
      (37)   Collection of Supplemental Servicing - Repo and Recovery Fees Advanced     (37)             --
                                                                                            ---------------
      (38)   Liquidation Proceeds                                                       (38)   1,837,275.00
                                                                                            ---------------
      (39)   Recoveries from Prior Month Charge-Offs                                    (39)     368,681.29
                                                                                            ---------------
      (40)   Investment Earnings - Collection Account                                   (40)      11,752.52
                                                                                            ---------------
      (41)   Investment Earnings - Spread Account                                       (41)      12,822.88
                                                                                            ---------------
      (42)   Total Available Funds                                                                             (42)  25,251,469.08
                                                                                                                   ---------------

      DISTRIBUTIONS:

      (43)   Base Servicing Fee - to Servicer                                           (43)     989,269.10
                                                                                            ---------------
      (44)   Supplemental Servicing Fee - to Servicer                                   (44)     418,289.42
                                                                                            ---------------
      (45)   Indenture Trustee Fees                                                     (45)         250.00
                                                                                            ---------------
      (46)   Owner Trustee Fees                                                         (46)             --
                                                                                            ---------------
      (47)   Backup Servicer Fees                                                       (47)             --
                                                                                            ---------------

      NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

      -----------------------------------------------------------------------------------
                           BEGINNING
                             NOTE      INTEREST  INTEREST                     CALCULATED
               CLASS        BALANCE    CARRYOVER   RATE    DAYS  DAYS BASIS    INTEREST
      -----------------------------------------------------------------------------------
      (48)   Class A-1              --    --     1.72313%   31   Act.Days/360          --  (48)            --
                                                                                               --------------
      (49)   Class A-2   70,922,965.78    --     1.99000%   30      30/360     117,613.92  (49)    117,613.92
                                                                                               --------------
      (50)   Class A-3  187,000,000.00    --     2.62000%   30      30/360     408,283.33  (50)    408,283.33
                                                                                               --------------
      (51)   Class A-4  206,374,000.00    --     3.24000%   30      30/360     557,209.80  (51)    557,209.80
                                                                                               --------------
      (52)    Class B               --    --     8.00000%   30      30/360             --  (52)            --
                                                                                               --------------

      NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

      -----------------------------------------------------------------------------------
                                                  EXCESS    MANDATORY
                           PRINCIPAL   PRINCIPAL   PRIN.      NOTE               TOTAL
             CLASS       DISTRIBUTION  CARRYOVER    DUE     PREPAYMENT         PRINCIPAL
      -----------------------------------------------------------------------------------
      (53)   Class A-1             --      --       --          --     --              --  (53)            --
                                                                                               --------------
      (54)   Class A-2  18,444,816.84      --       --          --     --   18,444,816.84  (54) 18,444,816.84
                                                                                               --------------
      (55)   Class A-3             --      --       --          --     --              --  (55)            --
                                                                                               --------------
      (56)   Class A-4             --      --       --          --     --              --  (56)            --
                                                                                               --------------
      (57)    Class B              --      --       --          --     --              --  (57)            --
                                                                                               --------------

      (58)   Insurer Premiums - to AMBAC                                                   (58)     85,455.00
                                                                                               --------------

      (59)   Total Distributions                                                                               (59)  21,021,187.42
                                                                                                                   ---------------

  (60)   Excess Available Funds (or Premium Claim Amount)                                                      (60)   4,230,281.66
                                                                                                                   ---------------
  (61)   Deposit to Spread Account to Increase to Required Level                                               (61)             --
                                                                                                                   ---------------
  (62)   Amount available for Noteholders' Accelerated Principle Amount                                        (62)             --
                                                                                                                   ---------------
  (63)   Amount available for Deposit into the Note Distribution Account                                       (63)   4,230,281.66
                                                                                                                   ---------------

VI.      CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

  (64)   Excess Available Funds After Amount to Increase Spread to Required
         Level (Line 60 - Line 61)                                                         (64)  4,230,281.66
                                                                                               --------------
  (65)   Spread Account Balance in Excess of Required Spread Balance                       (65)    628,800.57
                                                                                               --------------
  (66)   Total Excess Funds Available                                                      (66)  4,859,082.24
                                                                                               --------------
  (67)   Pro Forma Class A Note Balance (Line 21 - Line 8)                                 (67)443,336,946.64
                                                                                               --------------
  (68)   Required Pro Forma Class A Note Balance (88% x Line 9)                            (68)445,852,148.94
                                                                                               --------------
  (69)   Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)             (69)            --
                                                                                               --------------
  (70)   Lesser of (Line 68) or (Line 69)                                                  (70)            --
                                                                                               --------------
  (71)   Accelerated Principal Amount (Lesser of Line 66 or 70)                                                (71)             --
                                                                                                                   ---------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

VII.     RECONCILIATION OF SPREAD ACCOUNT:

                                                                     INITIAL DEPOSIT                                     TOTAL
                                                                     ---------------                                     -----
(72)     INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                26,373,696.22                                  26,373,696.22
                                                                    ---------------                                 --------------
(73)     BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE
         ADDITIONS TO SPREAD ACCOUNT                                                                            (73) 15,828,305.65
                                                                                                                    --------------
      (74)   Deposit from Collection Account (Line 61)                                 (74)              --
                                                                                           ----------------
      (75)   Investments Earnings                                                      (75)       12,822.88
                                                                                           ----------------
      (76)   Deposits Related to Subsequent Receivables
             Purchases                                                                 (76)              --
                                                                                           ----------------
      (77)   Total Additions                                                                                    (77)     12,822.88
                                                                                                                    --------------

             SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
             AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                              (78) 15,841,128.53
                                                                                                                    --------------

      (79)   3% of the Ending Pool Balance (3% x Line 9)                               (79)   15,199,505.08
      (80)   Floor Amount (1.5% of Original Pool Balance)             13,186,848.11    (80)              --
                                                                    ---------------        ----------------         --------------
      (81)   If a Spread Cap Event exists then 6% of the
             Ending Pool Balance                                                 --    (81)              --
                                                                    ---------------        ----------------         --------------
      (82)   If a Trigger Event exists then an unlimited
             amount as determined by the Controlling Party                             (82)              --
                                                                                           ----------------
      (83)   Spread Account Requirement                                                                         (83) 15,199,505.08
                                                                                                                    --------------
             WITHDRAWALS FROM SPREAD ACCOUNT

      (84)   Withdrawal pursuant to Section 5.1(b)
             (Transfer Investment Earnings to the
             Collection Account)                                                       (84)       12,822.88
                                                                                           ----------------
      (85)   Withdrawal pursuant to Section 5.7
             (Spread Account Draw Amount)                                              (85)              --
                                                                                           ----------------
      (86)   Withdrawal pursuant to Section 5.7(b)(x)
             (Unpaid amounts owed to the Insurer)                                      (86)              --
                                                                                           ----------------
      (87)   Withdrawal pursuant to Section 5.7(b)(xiii)
             (Other unpaid amounts owed to the Insurer)                                (87)              --
                                                                                           ----------------
      (88)   Withdrawal pursuant to Section 5.7(b)(xiv)
             (Note Distribution Account - Class A Noteholders'
             Accelerated Principal Amount)                                             (88)              --
                                                                                           ----------------
      (89)   Withdrawal pursuant to Section 5.7(b)(xv)
             (Note Distribution Account - Class B
             Noteholders' Principal or to the Certificateholder)                       (89)      628,800.57
                                                                                           ----------------
      (90)   Total Withdrawals                                                         (90)      641,623.45
                                                                                           ----------------
                                                                                                                (91)    641,623.45
                                                                                                                    --------------
             END OF PERIOD SPREAD ACCOUNT BALANCE                                                               (92) 15,199,505.08
                                                                                                                    --------------

VIII.    CALCULATION OF OC LEVEL AND OC PERCENTAGE

      (93)   Aggregate Principal Balance                                               (93)  506,650,169.25
                                                                                           ----------------
      (94)   End of Period Class A Note Balance                                        (94)  445,852,148.94
                                                                                           ----------------
      (95)   Line 93 less Line 94                                                      (95)   60,798,020.31
                                                                                           ----------------
      (96)   OC Level (Line 95 / Line 93)                                              (96)           12.00%
                                                                                           ----------------
      (97)   Ending Spread Balance as of a percentage of
             Aggregate Principal Balance (Line 92 / Line 93)                           (97)            3.00%
                                                                                           ----------------
      (98)   OC Percentage (Line 96 + Line 97)                                                                  (98)         15.00%
                                                                                                                    --------------

IX.      AMOUNTS DUE TO CERTIFICATEHOLDER

       (99)  Beginning of Period Class B Noteholder Balance                                                      (99)         0.00
      (100)  Funds Available to the Class B Noteholder                                                          (100) 4,859,082.24
      (101)  Remaining Balance to the Certificateholder                                                         (101) 4,859,082.24

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:     (S)/Mike Wilhelms
Name:   Mike Wilhelms
Title:  Sr. VP & Chief Financial Officer
Date:   5-Feb-2004

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.


--------------------------------------------------
COLLECTION PERIOD BEGINNING:           01/01/2004      Original Pool Balance                                       $ 879,123,207.32
COLLECTION PERIOD ENDING:              01/31/2004
PREV. DISTRIBUTION/CLOSE DATE:         01/12/2004      Beginning of Period Pool Balance                              527,610,188.39
DISTRIBUTION DATE:                     02/12/2004      Principal Reduction during preceding Collection Period         20,960,019.14
DAYS OF INTEREST FOR PERIOD:                   31      End of Period Pool Balance                                  $ 506,650,169.25
DAYS IN COLLECTION PERIOD:                     31
MONTHS SEASONED:                               18
--------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.       COLLECTION PERIOD NOTE BALANCE CALCULATION:            CLASS A-1          CLASS A-2         CLASS A-3          CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
      (1)   Original Note Balance                        (1)  $202,000,000.00   $231,000,000.00   $187,000,000.00   $206,374,000.00
                                                            ------------------------------------------------------------------------

      (2)   Beginning of Period Note Balance             (2)             0.00     70,922,965.78    187,000,000.00    206,374,000.00

      (3)   Note Principal Payments                      (3)             0.00     18,444,816.84              0.00              0.00

      (4)   Preliminary End of period Note Balance       (4)             0.00     52,478,148.94    187,000,000.00    206,374,000.00
                                                            ------------------------------------------------------------------------

      (5)   Policy Claim Amount                          (5)             0.00              0.00              0.00              0.00

      (6)   End of period Note Balance                   (6)             0.00     52,478,148.94    187,000,000.00    206,374,000.00
                                                            ========================================================================

      (7)   Note Pool Factors  (6) / (1)                 (7)        0.0000000%       22.7178134%      100.0000000%      100.0000000%
                                                            ========================================================================


-----------------------------------------------------------------------------------------
I.       COLLECTION PERIOD NOTE BALANCE CALCULATION:      CLASS B           TOTAL
-----------------------------------------------------------------------------------------
      (1)   Original Note Balance                       $52,749,207.32   $879,123,207.32
                                                        ---------------------------------

      (2)   Beginning of Period Note Balance                      0.00    464,296,965.78

      (3)   Note Principal Payments                               0.00     18,444,816.84

      (4)   Preliminary End of period Note Balance                0.00    445,852,148.94
                                                        ---------------------------------

      (5)   Policy Claim Amount                                   0.00              0.00

      (6)   End of period Note Balance                            0.00    445,852,148.94
                                                        =================================

      (7)   Note Pool Factors  (6) / (1)                     0.0000000%       50.7155476%
                                                        =================================


------------------------------------------------------------------------------------------------------------------------------------
II.      NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT   CLASS A-1     CLASS A-2    CLASS A-3   CLASS A-4   CLASS B     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
      (8)   Note Interest Payments                       (8)    0.00    117,613.92   408,283.33   557,209.80    0.00   1,083,107.05
      (9)   Interest Carryover Amount                    (9)    0.00          0.00         0.00         0.00    0.00           0.00

------------------------------------------------------------------------------------------------------------------------------------
III.     DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE      CLASS A-1      CLASS A-2   CLASS A-3    CLASS A-4   CLASS B     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
     (10)   Principal Distribution                      (10)      --         79.85         0.00         0.00    0.00          79.85
     (11)   Interest Distribution                       (11)      --          1.66         2.18         2.70    0.00           6.54
                                                               --------------------------------------------------------------------
     (12)   Total Distribution  (10) + (11)             (12)    0.00         81.51         2.18         2.70    0.00          86.39

IV.      SERVICING FEE PAID TO THE SERVICER

     (13)   Base Servicing Fee Paid for the Prior Collection Period                                $   989,269.10
     (14)   Supplemental Servicing Fee Paid for the Prior Collection Period                            418,289.42
                                                                                                   --------------
     (15)   Total Fees Paid to the Servicer                                                        $ 1,407,558.52

V.       COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                          CUMULATIVE                   MONTHLY
                                                                                          -----------------------------------------
     (16)   Original Number of Receivables                                          (16)     57,520
                                                                                          -----------------------------------------
     (17)   Beginning of period number of Receivables                               (17)     42,196                    42,196
     (18)   Number of Subsequent Receivables Purchased                              (18)          0                         0
     (19)   Number of Receivables becoming Liquidated Receivables during period     (19)      6,876                       515
     (20)   Number of Receivables becoming Purchased Receivables during period      (20)          7                         0
     (21)   Number of Receivables paid off during period                            (21)      9,465                       509
                                                                                          -----------------------------------------
     (22)   End of period number of Receivables                                     (22)     41,172                    41,172
                                                                                          -----------------------------------------

VI.      STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                                                          -----------------------------------------
                                                                                            ORIGINAL     PREV. MONTH    CURRENT
                                                                                          -----------------------------------------
     (23)   Weighted Average APR of the Receivables                                 (23)      18.03%         17.97%        17.96%
     (24)   Weighted Average Remaining Term of the Receivables                      (24)       60.3           44.7          43.7
     (25)   Weighted Average Original Term of Receivables                           (25)       64.7           64.9          65.0
     (26)   Average Receivable Balance                                              (26)    $15,284        $12,504       $12,306
     (27)   Aggregate Realized Losses                                               (27)         $0     $4,083,430    $4,299,446
                                                                                          -----------------------------------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


VII.     DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

                                                                               ----------------------------------------------------
         Receivables with Scheduled Payment delinquent                            UNITS             DOLLARS             PERCENTAGE
                                                                               ----------------------------------------------------
     (28)   31-60 days                                                     (28)    2,779          $35,725,936              7.05%
     (29)   61-90 days                                                     (29)      894           11,012,972              2.17%
     (30)   over 90 days                                                   (30)      753            9,550,858              1.89%
                                                                               ----------------------------------------------------
     (31)   Receivables with Scheduled Payment
            delinquent more than 30 days at end of period                  (31)    4,426          $56,289,766             11.11%
                                                                               ----------------------------------------------------

VIII.    NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

     (32)   Total Net Liquidation Losses for the preceding Collection Period                                    (32)   4,299,446.22
     (33)   Beginning of Period Pool Balance                                                                    (33) 527,610,188.39
     (34)   Net Loss Rate                                                                                       (34)           0.81%

IX.      MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

     (35)   Aggregate Principal Balance of Receivables extended during the
            preceding collection period                                                                         (35)   9,908,450.33
     (36)   Beginning of Period Pool Balance                                                                    (36) 527,610,188.39
     (37)   Monthly Extension Rate                                                                              (37)           1.88%

X.       PERFORMANCE TESTS:

         DELINQUENCY RATE
         (38)   Receivables with Scheduled Payment delinquent > 60 days at end
                of preceding collection period ( 29 + 30 )                                 $ 20,563,830.02
                                                                                           ---------------
         (39)   End of period Principal Balance                                        (39) 506,650,169.25
                                                                                           ---------------
         (40)   Delinquency Ratio (38) divided by (39)                                                          (40)           4.06%
                                                                                                                    ---------------

         (41)   Delinquency Rate Trigger Level for the Preceding
                Collection Period                                                                               (41)          11.50%
                                                                                                                    ---------------
         (42)   Preceding Collection Period Delinquency Rate Compliance                                         (42)      PASS
                                                                                                                    ---------------
         ROLLING AVERAGE NET LOSS RATE

         (43)   Net Loss Rate in Preceding Collection Period                           (43)           0.81%
                                                                                           ---------------
         (44)   Net Loss Rate in Second Preceding Collection Period                    (44)           0.75%
                                                                                           ---------------
         (45)   Net Loss Rate in Third Preceding Collection Period                     (45)           0.79%
                                                                                           ---------------
         (46)   Rolling Average Net Loss Rate ((43) +(44) +(45)) / 3                                            (46)           0.78%
                                                                                                                    ---------------
         (47)   Rolling Average Net Loss Rate Trigger Level for the Preceding
                Collection Period                                                                               (47)          16.00%
                                                                                                                    ---------------

         (48)   Preceding Collection Period Rolling Average Net Loss Rate
                Compliance                                                                                      (48)     PASS
                                                                                                                    ---------------

         AVERAGE MONTHLY EXTENSION RATE

         (49)   Principal Balance of Receivables extended during preceding
                Collection Period                                                      (49)           1.88%
                                                                                           ---------------
         (50)   Principal Balance of Receivables extended during the Second
                Preceding Collection Period                                            (50)           2.46%
                                                                                           ---------------
         (51)   Principal Balance of Receivables extended during the Third
                Preceding Collection Period                                            (51)           2.27%
                                                                                           ---------------
         (52)   Average Monthly Extension Rate ((49) +(50) +(51)) / 3                                           (52)           2.20%
                                                                                                                    ---------------

         (53)   Average Monthly Extension Rate Compliance (Extension Rate
                Maximum = 4%)                                                                                   (53)     PASS
                                                                                                                    ---------------


         For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:        (S)/Mike Wilhelms
Name:      Mike Wilhelms
Title:     Sr. VP & Chief Financial Officer
Date:      5-Feb-2004



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